Exhibit 99.2
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
On October 31, 2011 (the “Distribution Date”), ITT Corporation (“ITT” or the “Company”) completed the spin-off of Exelis Inc. (“Exelis”), formerly ITT’s Defense and Information Solutions segment, and Xylem Inc. (“Xylem”), formerly ITT’s water-related business, by way of a distribution (the “Distribution”) of all of the issued and outstanding shares of Exelis common stock and Xylem common stock, on a pro rata basis, to ITT shareholders of record on October 17, 2011 (the “Spin-off”). Exelis and Xylem are now independent companies trading on the New York Stock Exchange under the symbols “XLS” and “XYL”, respectively. The Distribution was made pursuant to a Distribution Agreement, dated October 25, 2011, among ITT, Exelis and Xylem (the “Distribution Agreement”). In addition, on October 31, 2011 following the Distribution, the Company effected a one-for-two reverse stock split of its common stock (“1:2 Reverse Stock Split”).
After the Distribution Date, the Company does not beneficially own any shares of Exelis common stock or Xylem common stock and, following such date, does not expect to consolidate the financial results of Exelis or Xylem for the purpose of its own financial reporting.
The unaudited pro forma consolidated condensed financial statements consist of unaudited pro forma consolidated condensed income statements for the nine months ended September 30, 2011 and for each of the three fiscal years ended December 31, 2010, and an unaudited pro forma consolidated condensed balance sheet as of September 30, 2011. The following unaudited pro forma consolidated condensed financial statements were derived from ITT’s historical consolidated financial statements and give effect to the Spin-off. The following unaudited pro forma consolidated condensed financial statements should be read together with our historical consolidated financial statements and accompanying notes.
The unaudited pro forma consolidated condensed financial statements are not intended to be a complete presentation of ITT’s financial position or results of operations had the Spin-off and related transactions contemplated by the Distribution Agreement and related agreements occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated condensed financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of ITT’s future results of operations or financial condition had the Spin-off been completed on the dates assumed. The pro forma adjustments are based on available information and assumptions that ITT management believes are reasonable, that reflect the impacts of events directly attributable to the Distribution and related transaction agreements, that are factually supportable, and for purposes of the statements of operations, are expected to have a continuing impact on ITT.
The unaudited pro forma consolidated condensed income statements for the nine months ended September 30, 2011 and each of the three fiscal years ended December 31, 2010 reflect the Company’s results as if the Spin-off and related transactions described below had occurred as of January 1, 2008. The unaudited pro forma consolidated condensed balance sheet as of September 30, 2011 reflects the Company’s financial position as if the Spin-off and related transactions described below had occurred as of such date.
The unaudited pro forma consolidated condensed financial statements give effect to the following:
•	the Distribution through a tax-free dividend for U.S. shareholders and other adjustments resulting from the Spin-off;

•	the transfer, upon the Spin-off, of certain assets and liabilities by ITT to Exelis and Xylem. These assets and liabilities relate primarily to postretirement benefit plans for which Exelis and Xylem became the plans’ sponsors upon completion of the Spin-off;

•	the post-separation capital structure of ITT, including (i) the 1:2 Reverse Stock Split, (ii) the receipt of net contributions by Exelis and Xylem to ITT of $104 million and $555 million, respectively, and (iii) the retirement of $1.3 billion of indebtedness of ITT; and

•	the impact of, and transactions contemplated by, a Tax Matters Agreement dated October 25, 2011, among ITT, Exelis and Xylem and the provisions contained therein.
The unaudited pro forma consolidated condensed income statements do not reflect material non-recurring charges related to transformation costs, which ITT anticipates will affect the consolidated income statement within 12 months following the Distribution Date. ITT currently estimates that the total income statement charges incurred within 12 months following the Distribution Date related to transformation costs will be approximately $30 to $40 million after-tax.
Excluding the cash paid to retire ITT’s indebtedness, the Company paid cash of approximately $140 to $160 million for Spin-off related activities from September 30, 2011 through the Distribution Date including advisory fees, information technology investments, lease termination and other transformation costs. In addition, the range of Spin-off related costs expected to be paid in cash within 12 months following the Distribution Date is approximately $90 to $100 million.
As a result of ITT’s reorganization to a new management and operating segment structure in the fourth quarter in connection with the Spin-off, ITT has identified new reporting units and is conducting valuations to assign goodwill to the new reporting units based on their estimated relative fair values. After the assignment of goodwill to the new reporting units is completed, ITT will test the goodwill for recoverability by comparing reporting unit fair values to their respective carrying values. Based on ITT’s preliminary assessment, the carrying value of each reporting unit is less than its estimated fair value. As such, the unaudited pro forma consolidated condensed financial statements do not reflect any goodwill impairment charges. However, when these assessments are finalized, potential goodwill impairment losses may be recorded.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
NINE MONTHS ENDED SEPTEMBER 30, 2011

			Distribution of
			Defense and
		Distribution of	Information
		water-related	Solutions	Other		Pro forma for the
(in millions, except per share amounts)	Historical	businesses (a)	segment (a)	adjustments		Spin-off
Revenue	$8,765	$(2,791)	$(4,373)	$10	(b)	$1,611
Costs of revenue	6,286	(1,710)	(3,477)	7	(b)	1,106

Gross profit	2,479	(1,081)	(896)	3		505
Selling, general and administrative expenses	1,304	(638)	(395)	—		271
Research and development expenses	195	(73)	(72)	—		50
Transformation costs	279	(67)	(23)	(189)	(c)	—
Asbestos-related costs, net	91	—	—	—		91
Restructuring and asset impairment charges, net	10	(3)	(5)	—		2

Operating income	600	(300)	(401)	192		91
Interest and non-operating expenses, net	51	2	12	(61)	(d)	4

Income from continuing operations before income tax expense	549	(302)	(413)	253		87
Income tax expense	184	(83)	(150)	82	(e)	33

Income from continuing operations	$365	$(219)	$(263)	$171		$54

Basic earnings per share:						$0.59	(i)
Diluted earnings per share:						$0.58	(i)
Weighted average number of shares outstanding:
Basic						92.3	(i)
Diluted						92.7	(i)

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2010

			Distribution of
			Defense and
		Distribution of	Information
		water-related	Solutions	Other		Pro forma for the
(in millions, except per share amounts)	Historical	businesses (a)	segment (a)	adjustments		Spin-off
Revenue	$10,995	$(3,192)	$(5,895)	$16	(b)	$1,924
Costs of revenue	7,820	(1,990)	(4,529)	11	(b)	1,312

Gross profit	3,175	(1,202)	(1,366)	5		612
Selling, general and administrative expenses	1,584	(728)	(505)	(2)	(c)	349
Research and development expenses	253	(74)	(119)	—		60
Asbestos-related costs, net	385	—	—	—		385
Restructuring and asset impairment charges, net	53	(15)	(35)	—		3

Operating income	900	(385)	(707)	7		(185)
Interest and non-operating expenses, net	82	1	8	(88)	(d)	3

Income (loss) from continuing operations before income tax expense	818	(386)	(715)	95		(188)
Income tax expense (benefit)	164	(59)	(250)	37	(e)	(108)

Income (loss) from continuing operations	$654	$(327)	$(465)	$58		$(80)

Basic loss per share:						$(0.87	)(i)
Diluted loss per share:						$(0.87	)(i),(j)
Weighted average number of shares outstanding:
Basic						91.5	(i)
Diluted						91.5	(i),(j)

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2009

			Distribution of
			Defense and
		Distribution of	Information
		water-related	Solutions	Other		Pro forma for the
(in millions, except per share amounts)	Historical	businesses (a)	segment (a)	adjustments		Spin-off
Revenue	$10,674	$(2,839)	$(6,064)	$18	(b)	$1,789
Costs of revenue	7,650	(1,808)	(4,634)	12	(b)	1,220

Gross profit	3,024	(1,031)	(1,430)	6		569
Selling, general and administrative expenses	1,555	(646)	(555)	—		354
Research and development expenses	258	(63)	(142)	—		53
Asbestos-related costs, net	238	—	—	—		238
Restructuring and asset impairment charges, net	79	(31)	(5)	—		43

Operating income	894	(291)	(728)	6		(119)
Interest and non-operating expenses, net	84	1	(2)	(90)	(d)	(7)

Income (loss) from continuing operations before income tax expense	810	(292)	(726)	96		(112)
Income tax expense (benefit)	169	(16)	(253)	37	(e)	(63)

Income (loss) from continuing operations	$641	$(276)	$(473)	$59		$(49)

Basic loss per share:						$(0.54	)(i)
Diluted loss per share:						$(0.54	)(i),(j)
Weighted average number of shares outstanding:
Basic						90.9	(i)
Diluted						90.9	(i),(j)

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2008

			Distribution of
			Defense and
		Distribution of	Information
		water-related	Solutions	Other		Pro forma for the
(in millions, except per share amounts)	Historical	businesses (a)	segment (a)	adjustments		Spin-off
Revenue	$11,476	$(3,281)	$(6,063)	$19	(b)	$2,151
Costs of revenue	8,262	(2,149)	(4,684)	13	(b)	1,442

Gross profit	3,214	(1,132)	(1,379)	6		709
Selling, general and administrative expenses	1,689	(707)	(583)	—		399
Research and development expenses	236	(64)	(111)	—		61
Asbestos-related costs, net	14	—	—	—		14
Restructuring and asset impairment charges, net	77	(41)	(13)	—		23

Operating income	1,198	(320)	(672)	6		212
Interest and non-operating expenses, net	122	(3)	7	(111)	(d)	15

Income from continuing operations before income tax expense	1,076	(317)	(679)	117		197
Income tax expense	308	(88)	(233)	45	(e)	32

Income from continuing operations	$768	$(229)	$(446)	$72		$165

Basic earnings per share:						$1.82	(i)
Diluted earnings per share:						$1.80	(i)
Weighted average number of shares outstanding:
Basic						90.7	(i)
Diluted						91.6	(i)

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

AS OF SEPTEMBER 30, 2011

			Distribution of
			Defense and
		Distribution of	Information
		water-related	Solutions	Other		Pro forma for the
(in millions)	Historical	businesses (a)	segment (a)	adjustments		Spin-off
Assets
Current assets:
Cash and cash equivalents	$2,686	$(755)	$(64)	$(1,606)	(f)	$920
				659	(g)
Receivables, net	2,198	(753)	(1,047)	—		398
Inventories, net	1,011	(436)	(310)	—		265
Other current assets	652	(154)	(173)	19	(h),(f)	344

Total current assets	6,547	(2,098)	(1,594)	(928)		1,927

Plant, property and equipment, net	1,214	(451)	(466)	—		297
Goodwill	4,471	(1,787)	(2,154)	—		530
Other intangible assets, net	829	(519)	(224)	—		86
Asbestos-related assets	819	—	—	—		819
Other non-current assets	1,208	(129)	(606)	18	(h)	491

Total non-current assets	8,541	(2,886)	(3,450)	18		2,223

Total assets	$15,088	$(4,984)	$(5,044)	$(910)		$4,150

Liabilities and Equity
Current liabilities:
Accounts payable	$1,116	$(293)	$(430)	$—		$393
Accrued and other current liabilities	1,755	(405)	(830)	(7	)(f),(h)	513
Short-term borrowings and current maturities of long-term debt	1,305	(5)	—	(1,288	)(f)	12

Total current liabilities	4,176	(703)	(1,260)	(1,295)		918

Postretirement benefits	2,658	(249)	(2,149)	—		260
Long-term debt	1,868	(1,202)	(662)	—		4
Asbestos-related liabilities	1,522	—	—	—		1,522
Other non-current liabilities	619	(222)	(113)	33	(h)	317

Total non-current liabilities	6,667	(1,673)	(2,924)	33		2,103

Total liabilities	10,843	(2,376)	(4,184)	(1,262)		3,021

Shareholders’ Equity:
Common stock	185	—	—	(92	)(i)	93
Retained earnings	5,709	(2,586)	(2,569)	444		998
Total accumulated other comprehensive (loss) income	(1,649)	(22)	1,709	—		38

Total shareholders’ equity	4,245	(2,608)	(860)	352		1,129

Total liabilities and shareholders’ equity	$15,088	$(4,984)	$(5,044)	$(910)		$4,150

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(a)	Reflects the operations, assets, liabilities and equity of Exelis Inc. (“Exelis”), formerly ITT’s Defense and Information Solutions segment, and Xylem Inc. (“Xylem”), formerly ITT’s water-related businesses, the issued and outstanding shares of common stock of which were distributed by way of a distribution (the “Distribution”) on October 31, 2011 (the “Distribution Date”) on a pro rata basis, to ITT shareholders of record on October 17, 2011 (the “Spin-off”). Additionally, balance sheet amounts reflect the impact of other assets and liabilities that were contributed to Exelis and Xylem by ITT, primarily related to postretirement benefit plans and associated deferred tax positions. On the Distribution Date, ITT transferred to Exelis and Xylem certain defined benefit pension and other postretirement benefit plans. Most significantly, the ITT Salaried Retirement Plan was transferred to Exelis. Exelis and Xylem assumed all assets and liabilities associated with the plans contributed to them and became the plans’ sponsor on the Distribution Date. Excluded from these amounts are certain general corporate overhead expenses not specifically related to Exelis or Xylem. Such general corporate overhead expenses do not meet the requirements to be presented in discontinued operations and thus, will be presented as part of ITT’s continuing operations.

(b)	Reflects the effects of intercompany sales from us to Exelis and Xylem that will be reflected as third party transactions subsequent to the Distribution.

(c)	Reflects the removal of transformation costs directly related to the Spin-off that were incurred during the historical period. These costs were primarily for tax, information technology, advisory fees, and other costs in addition to a non-cash impairment charge related to a decision to discontinue development of an information technology consolidation initiative.

(d)	Reflects a reduction of the actual interest expense incurred in connection with debt securities retired by ITT in October 2011 as part of ITT’s post-separation capital structure. See note (f) for additional details.

(e)	Adjusted to reflect the income tax effects of the pro forma adjustments at the applicable statutory tax rates, except for the removal of transformation costs which reflect historical tax rates.

(f)	Reflects the retirement of certain of ITT’s outstanding debt securities, including related interest rate swaps, debt issuance costs and costs to retire the debt securities. During October 2011, ITT extinguished $1,250 million of long-term debt in advance of maturity, consisting of $500 million of 4.9% senior unsecured notes due May 1, 2014, $500 million of 6.125% senior unsecured notes due May 1, 2019, and $250 million of 7.4% senior unsecured notes due November 15, 2025. These transactions resulted in a pre-tax charge of approximately $291 million.

(g)	Reflects the net contributions immediately prior to the Distribution by Exelis to ITT of $104 million, using the proceeds from their issuance of debt securities of $240 million in October 2011, and by Xylem to ITT of $555 million, both pursuant to the terms of the Distribution Agreement.

(h)	Reflects adjustments to reclassify deferred income taxes retained by ITT due to the netting of deferred tax assets and deferred tax liabilities within a single tax jurisdiction.

(i)	Common stock and pro forma weighted-average basic and diluted shares outstanding reflect the effect of a one-for-two reverse stock split of ITT common stock. Additional share impacts as a result of the Spin-off have been excluded as they are not currently determinable.

(j)	The effects of certain previously dilutive securities are anti-dilutive for the years ended December 31, 2010 and 2009 on a pro forma basis.